UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 6, 2008
Kendle International Inc.

(Exact name of registrant as specified in charter)

Ohio	000-23019	31-1274091

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
441 Vine Street, Suite 1200, Cincinnati, OH 45202

(Address of principal executive offices)
(513) 381-5500

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On August 6, 2008, Kendle International Inc. (the “Company”) issued a press release announcing financial results for its second quarter and six months ended June 30, 2008. This press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
     The information under this caption, “Item 2.02 — Results of Operations and Financial Condition”, including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

Exhibit No.	Description

99.1	Press release issued by Kendle International Inc. dated August 6, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 6, 2008

KENDLE INTERNATIONAL INC.
By:	/s/ Karl Brenkert III
Karl Brenkert III
Sr. Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Kendle International Inc. dated August 6, 2008